UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 20, 2024

PERASO INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 20, 2024, Peraso Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”), and a quorum for the transaction of business was present in person virtually or represented by proxy, which represented approximately 45.3% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting. The Company’s stockholders voted on four proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 21, 2024.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

●	Proposal 1 - Election of directors to serve until the next annual meeting of stockholders.

	For	Withheld	Broker Non-Vote
Ronald Glibbery	1,018,255	70,033	665,371
Daniel Lewis	1,016,246	72,042	665,371
Ian McWalter	1,038,207	50,081	665,371
Andreas Melder	1,038,232	50,056	665,371
Robert Y. Newell	1,037,796	50,492	665,371

All of the foregoing candidates were elected to serve as directors until the next annual meeting of stockholders and until the election and qualification of his successor or his earlier resignation or removal.

●	Proposal 2 – Ratification of the audit committee’s appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Vote
1,559,307	189,441	4,911	-

The foregoing proposal was approved.

●	Proposal 3 – Approval of the amendment of the Amended and Restated 2019 Stock Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 1,500,000 shares.

For	Against	Abstain	Broker Non-Vote
1,000,530	87,307	451	665,371

The foregoing proposal was approved.

●	Proposal 4 – Approval of one or more adjournments of the Annual Meeting.

For	Against	Abstain	Broker Non-Vote
1,307,119	437,097	9,443	-

The foregoing proposal was approved.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: December 26, 2024	By:	/s/ James Sullivan
James Sullivan Chief Financial Officer

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